UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2007
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28298 (Commission File Number)	94-3154463 (I.R.S. Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On March 6, 2007, the Compensation Committee and the Board of Directors of Onyx Pharmaceuticals, Inc., or Onyx, determined and approved bonuses for Onyx’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in consideration for the officers’ and Onyx’s performance for the fiscal year ended December 31, 2006. The bonuses awarded for fiscal year 2006 are set forth in Exhibit 10.24 hereto and are incorporated herein by reference.
     On March 6, 2007, the Compensation Committee and the Board of Directors also approved fiscal 2007 base salaries for the named executive officers. The Compensation Committee of the Board of Directors annually evaluates the performance, and determines the compensation of, Onyx’s officers based on the Compensation Committee’s assessment of the individual’s performance, corporate performance and relative compensation for competitive positions in similar-sized, publicly-traded biopharmaceutical companies. The 2007 base salaries for the named executive officers are listed in Exhibit 10.24 hereto and are incorporated herein by reference. These salaries may be changed at any time at the discretion of the Compensation Committee. Each of the named executive officers is employed “at will.”
     On March 6, 2007, the Compensation Committee and the Board of Directors also approved the 2007 bonus plan for the named executive officers. The target bonus for Onyx’s Chief Executive Officer is 60% of his 2007 base salary, the target bonus for each Executive Vice President is 40% of his or her 2007 base salary, and the target bonus for each Vice President is 30% of his or her 2007 base salary. For the Chief Executive Officer, Chief Financial Officer, and each Executive Vice President, 100% of his or her 2007 bonus will be determined on the basis of the Company’s achievement of its corporate objectives for the year. For other Vice Presidents, 70% of his or her 2007 bonus will be determined on the basis of the Company’s achievement of its corporate objectives for the year, and 30% of their 2007 bonus will be determined on the basis of their individual performance during the year.
     The Compensation Committee and Board of Directors have decided that, in determining payouts under the 2007 bonus plan, equal weight will be given to the achievement of the Company’s financial objectives, taken as a whole, and to the achievement of the Company’s non-financial objectives, taken as a whole. In applying the 2007 bonus plan, the Compensation Committee and Board of Directors also have the discretion to determine that the Company out-performed its corporate objectives, up to a maximum performance of 150% (but no bonus shall be paid if the Company does not achieve at least 50% of its corporate objectives). The weighting of individual performance of individual goals can range from 0% to 150%, as determined in the judgment of the Compensation Committee and the Board of Directors.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Number	Description

10.24	2007 Base Salaries and Fiscal Year 2006 Bonuses for Named Executive Officers.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2007	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.24	2007 Base Salaries and Fiscal Year 2006 Bonuses for Named Executive Officers.